UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 21, 2026

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, Kopin Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement (the “Amendment”) of the Kopin Corporation 2020 Equity Incentive Plan (the “Plan”). The Company’s Board of Directors previously approved the Amendment of the Plan, subject to stockholder approval, at the Board of Directors meeting on April 16, 2026. The Amendment, among other changes, increased the number of shares available for issuance under the Plan and extended the term of the Plan.

The foregoing description of the Amendment of the Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Kopin Corporation 2020 Equity Incentive plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following matters were acted upon:

1. ELECTION OF DIRECTORS

Jill J. Avery, Michael Murray, David Nieuwsma, Margaret Seif and Paul Walsh Jr. were all elected to serve as directors of the Company each for a term expiring at the Company’s 2027 Annual Meeting and until their successors are duly elected and qualified.

The results of the election of directors are below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jill J. Avery	69,327,462	688,359	44,749	44,251,551
Michael Murray	69,720,247	301,272	39,051	44,251,551
David Nieuwsma	69,371,283	590,168	99,119	44,251,551
Margaret Seif	69,601,949	403,625	54,996	44,251,551
Paul V. Walsh Jr.	69,348,820	616,606	95,144	44,251,551

2. APPROVAL OF THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN.

Votes For	Votes Against	Abstain	Broker Non-Votes
68,660,986	849,750	549,834	44,251,551

3. RATIFICATION OF APPOINTMENT OF BDO USA, P.C.AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 26, 2026.

A proposal to ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
112,844,182	1,223,442	244,497	—

4. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
68,891,995	879,772	288,803	44,251,551

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Kopin Corporation Amended and Restated 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: May 28, 2026	/s/ Erich Manz
Erich Manz
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)